COMMON STOCK               COMMON STOCK
PAR VALUE $.001
                  SHARES
SEE REVERSE FOR CERTAIN
DEFINITIONS AND LIMITATIONS  CUSIP

WESTBURY METALS GROUP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

THIS CERTIFIES THAT
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF
WESTBURY METALS GROUP, INC.
(hereinafter called the Corporation) transferable on the books of the Corporation or by the holder hereof, in person or b duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
Countersigned and Registered:

Corporate Stock Transfer
Transfer Agent and Registrar

AUTHORIZED SIGNATURE
SECRETARY                      PRESIDENT
The following abbreviations, when used in the inscription on the face of this certificate, shall be constured as though they were written out in full according to applicable laws or regulations:

TEN COM - as tentnants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - Custodian
                    (Cust)       (Minor)
                    Under Uniform Gifts to Minor Act
                                  (State)
Addtional abbreviations may also be used though not in the above list.


For Value received          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated
SIGNATURE

Signature(s) Guaranteed


By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-1 5.

NOTICE:           The signature of this assignment must correspond with
name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.